Exhibit 35.3



                                  [CHASE LOGO]

                          SERVICER COMPLIANCE STATEMENT

RE: MSHEL 2006-3: The Pooling and Servicing Agreement by and among Morgan Stanley ABS Capital I Inc. as Depositor, First NLC Financial Services LLC as Responsible Party, HomEq Servicing Corporation as Servicer, JPMorgan Chase Bank, NA c/o CHF LLC as Servicer, Wells Fargo Bank, National Association as Servicer, Deutsche Bank National Trust Company as Trustee and JPMorgan Chase Bank NA as Servicer (the "Agreement")

The undersigned, a duly authorized officer of JPMorgan Chase Bank, National Association, as servicer (the "Servicer") pursuant to the MSHEL 2006-3 (The "Agreement"), does hereby certify that:

            (1) A review of the activities of the Servicer during the calendar year ending December 31, 2006 and of the performance of the Servicer under the Agreement has been made under my supervision; and

            (2) To the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under the Agreement in all material respects throughout such year.

Date: 02/28/2007

                                               JPMorgan Chase Bank,
                                               National Association,
                                               as Servicer


                                               By: /s/ David Lowman
                                                   -----------------------------
                                               Name: David Lowman
                                               Title: Executive Vice President

 [CHASE LOGO]

                        SUBSERVICER COMPLIANCE STATEMENT

RE: MSHEL 2006-3: The Pooling and Servicing Agreement by and among Morgan Stanley ABS Capital I Inc. as Depositor, First NLC Financial Services LLC as Responsible Party, HomEq Servicing Corporation as Servicer, Wells Fargo Bank, National Association as Servicer, Deutsche Bank National Trust Company as Trustee and JPMorgan Chase Bank NA as Servicer (the "Agreement")

The undersigned, each a duly authorized officer of Chase Home Finance LLC ("CHF"), do hereby certify that:

            (1) CHF is a Subservicer under the Agreement

            (2) A review of the activities of CHF during the calendar year ending December 31, 2006 and of the performance of CHF under the Agreement has been made under our supervision; and

            (3) To the best of our knowledge, based on such review, CHF has fulfilled all its obligations under the Agreement in all material respects throughout such year.

Capitalized terms used but not defined herein shall have the meanings assigned in the Agreement.

Date: 02/28/2007

                                               Chase Home Finance LLC,
                                               as Subservicer


                                               By: /s/ Kim Greaves
                                                   -----------------------------
                                               Name: Kim Greaves
                                               Title: Senior Vice President
                                                      Servicing Manager


                                               By: /s/ Jim Miller
                                                   -----------------------------
                                               Name: Jim Miller
                                               Title: Senior Vice President
                                                      Default Servicing Manager